EXHIBIT 77Q1

                                    EXHIBITS

(a)(1) Form of Amendment No. 27 to the Amended and Restated Declaration of Trust incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September 23. 2002.

(a)(2) Form of Amendment No. 28 to the Amended and Restated Declaration of Trust incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September 23. 2002.

(a)(3) Form of Amendment No. 29 to the Amended and Restated Declaration of Trust incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September 23. 2002.

(a)(4) Form of Amendment No. 30 to the Amended and Restated Declaration of Trust incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September 23. 2002.

(e)(1) Form of Amended and Restated Investment Management Agreement between the Trust and ING Investment, LLC incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September 23. 2002.

(e)(2) Form of Investment Management Agreement between the Trust and ING Investments, LLC incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September
23. 2002.

(e)(3) Form of Investment Management Agreement between the Trust and ING Investments, LLC incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September
23. 2002.

(e)(4) Form of Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September 23. 2002.

(e)(5) Form of Sub-Advisory Agreement between ING Investments, LLC and Clarion CRA Securities L.P. incorporated herein by reference to Post-Effective Amendment No 92 to the Registrant's Registration Statement on Form N-1A filed on September
23. 2002.